Wellness Center USA, Inc.

CNS Wellness Florida, LLC

and

Psoria-Shield Inc.

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at June 30, 2012	P-2

Pro Forma Combined Statement of Operations for the Nine Months Ended June 30, 2012	P-3

Pro Forma Combined Statement of Operations for the Fiscal Year Ended September 30, 2011	P-4

Notes to the Pro Forma Combined Financial Statements	P-5

Wellness Center USA, Inc.

Pro Forma Combined Balance Sheet
June 30, 2012
(Unaudited)

	Historical				Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC	Psoria- Shield Inc.		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$37,048	$8,798	$768		$-	$46,614
Inventories	-	-	14,562		-	14,562

Total current assets	37,048	8,798	15,330		-	61,176

PROPERTY AND EQUIPMENT
Property and equipment	1,792	44,929	125,508		-	172,229
Accumulated depreciation	(597)	(26,470)	(44,098)		-	(71,165)

Property and equipment, net	1,195	18,459	81,410		-	101,064

EXCLUSIVE LICENSES
Exclusive licenses	-	-	5,000		-	5,000
Accumulated amortization	-	-	(375)		-	(375)

Exclusive licenses, net	-	-	4,625		-	4,625

WEBSITE DEVELOPMENT COST
Website development cost	17,809	-	-		-	17,809
Accumulated amortization	(1,402)	-	-		-	(1,402)

Website development cost, net	16,407	-	-		-	16,407

TRADE MARKS
Trade marks	-	-	-	(1)	110,000	740,000
	-	-	-	(5)	210,000
	-	-	-	(5)	420,000
Accumulated amortization	-	-	-	(2)	(12,222)	(102,222)
	-	-	-	(6)	(30,000)
	-	-	-	(7)	(60,000)

Trade mark, net	-	-	-		637,778	637,778

ACQUIRED TECHNOLOGY
Acquired technology	-	-	-	(1)	325,000	2,420,000
	-	-	-	(5)	2,095,000
Accumulated amortization	-	-	-	(3)	(16,250)	(121,000)
	-	-	-	(8)	(104,750)

Acquired technology, net	-	-	-		2,299,000	2,299,000

NON-COMPETE AGREEMENTS
Non-compete agreements	-	-	-	(1)	120,000	240,000
	-	-	-	(5)	120,000
Accumulated amortization	-	-	-	(4)	(40,000)	(70,000)
	-	-	-	(9)	(30,000)

Non-compete agreements, net	-	-	-		170,000	170,000

OTHER ASSETS
Goodwill	-	-	-	(1)	2,862,969	4,607,055
	-	-	-	(5)	1,744,086
Security deposit	-	36,939	1,760		-	38,699

Total other assets	-	36,939	1,760		4,607,055	4,645,754

Total Assets	$54,650	$64,196	$103,125		$7,713,833	$7,935,804

Wellness Center USA, Inc.

Pro Forma Combined Balance Sheet
June 30, 2012
(Unaudited)

(Continued)

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
	Accounts payable	$180	$30,424	$179,124		$-	$209,728
	Accrued interest - related party	-	3,516	-		-	3,516
	Credit card payable	-	66,855	42,840		-	109,695
	Current portion of deferred rent	-	11,363	-		-	11,363
	Current portion of long-term payable	-	-	72,653		-	72,653
	Customer deposits	-	-	25,000		-	25,000
	Accrued warranty	-	-	9,600		-	9,600
	Payroll liabilities	-	3,057	-		-	3,057
	Loan payable	-	-	20,000		-	20,000
	Note payable - related parties	-	37,139	-		-	37,139
	Advances from related parties	36,375	197,608	237,994		-	471,977
	Accrued expenses and other current liabilities	650	-	-		-	650

	Total current liabilities	37,205	349,962	587,211		-	974,378

NON-CURRENT LIABILITIES
	Non-current liabilities	-	32,203	-		-	32,203

	Total non-current liabilities	-	32,203	-		-	32,203

	Total liabilities	37,205	382,165	587,211		-	1,006,581

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
	Common stock: $0.001 par value; 74,000,000 shares authorized; 15,367,273 shares issued and outstanding 30,354,070 shares issued and outstanding - Pro Forma

		15,367	-	-	(1)	7,300	30,354
		-	-	-	(5)	7,687
	Additional paid-in capital	291,037	-	3,333,916	(1)	3,092,700	7,481,050
		-	-	-	(5)	4,097,313
		-	-	-	(5)	(3,333,916)
	Members' capital	-	(51,092)	-	(1)	51,092
	Accumulated deficit	(288,959)	(266,877)	(3,818,002)	(1)	266,877	(582,181)
		-	-	-	(5)	3,818,002
		-	-	-	(2)(3)(4)	(68,472)
		-	-	-	(6)(7)(8)(9)	(224,750)

	Total Stockholders' Equity (Deficit)	17,445	(317,969)	(484,086)		7,713,833	6,929,223

	Total Liabilities and Stockholders' Equity (Deficit)	$54,650	$64,196	$103,125		$7,713,833	$7,935,804

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful life of nine (9) years.
(3)	To amortize the fair value of acquired technology over the estimated useful life of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.

(5)	To reflect issuance of 7,686,797 shares of WCUI's common stock to the stockholders of PSI for the acquisition of all of the issued and outstanding common stock of PSI upon acquisition of PSI.
(6)	To amortize the fair value of trade mark - Psoria-Shield over the estimated useful life of seven (7) years.
(7)	To amortize the fair value of trade mark - Psoria-Light over the estimated useful life of seven (7) years.
(8)	To amortize the fair value of acquired technology over the estimated useful life of 20 years.
(9)	To amortize the fair value of non-compete agreement over the estimated useful life of four (4) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Nine Months Ended June 30, 2012
(Unaudited)

		Historical				Pro Forma
		Wellness Center USA, Inc.	CNS Wellness Florida, LLC	Psoria- Shield Inc.
		For the Nine Months	For the Nine Months	For the Nine Months
		Ended	Ended	Ended
		June 30, 2012	June 30, 2012	June 30, 2012		Adjustments	Combined

NET REVENUES		$1,187	$223,540	$91,000		$-	$315,727
COST OF SALES		837	-	59,289		-	60,126
GROSS PROFIT		350	223,540	31,711		-	255,601
OPERATING EXPENSES:
	Amortization	-	-	-	(2)(3)(4)	51,354	219,917
		-	-	-	(6)(7)(8)(9)	168,563
	Consulting fees	22,066	-	-		-	22,066
	Payroll expenses and contract labor	-	99,275	527,878		-	627,153
	Payroll expenses - officers	-	10,000	51,000		-	61,000
	Professional fee	59,181	-	297,427		-	356,608
	Rent expenses	18,912	101,213	32,100		-	152,225
	Research and development expense	-	-	70,284		-	70,284
	Selling expenses	-	13,526	174,717		-	188,243
	General and administrative	36,924	73,670	237,051		-	347,645

	Total Operating Expenses	137,083	297,684	1,390,457		219,917	2,045,141

LOSS FROM OPERATIONS		(136,733)	(74,144)	(1,358,746)		(219,917)	(1,789,540)
OTHER (INCOME) EXPENSE:
	Interest expense	-	-	6,981		-	6,981
	Interest expense - related party	-	1,394	-		-	1,394
	Other (income) expense	-	6,983	-		-	6,983
	Other (income) expense, net	-	8,377	6,981		-	15,358

LOSS BEFORE INCOME TAX PROVISION AND NONCONTROLLING INTEREST		(136,733)	(82,521)	(1,365,727)		(219,917)	(1,804,898)
INCOME TAX PROVISION		-	-	-		-	-
LOSS BEFORE NONCONTROLLING INTEREST		(136,733)	(82,521)	(1,365,727)		(219,917)	(1,804,898)
NONCONTROLLING INTEREST		-	-	-		-	-
NET LOSS		$(136,733)	$(82,521)	$(1,365,727)		$(219,917)	$(1,804,898)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED:		$(0.01)				$(0.01)	$(0.06)
Weighted average common shares outstanding - basic and diluted		15,122,726			(1)	7,300,000	22,422,726
		-			(5)	7,686,797	7,686,797
		15,122,726				14,986,797	30,109,523

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fair value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.
(5)	To reflect issuance of 7,686,797 shares of WCUI's common stock to the stockholders of PSI for the acquisition of all of the issued and outstanding common stock of PSI upon acquisition of PSI.
(6)	To amortize the fair value of trade mark - Psoria-Shield over the estimated useful life of seven (7) years.
(7)	To amortize the fair value of trade mark - Psoria-Light over the estimated useful life of seven (7) years.
(8)	To amortize the fair value of acquired technology over the estimated useful life of 20 years.
(9)	To amortize the fair value of non-compete agreement over the estimated useful life of four (4) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Fiscal Year Ended September 30, 2011
(Unaudited)

	Historical				Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC	Psoria-Shield Inc.
	For the Fiscal Year	For the Fiscal Year	For the Fiscal Year
	Ended	Ended	Ended
	September 30, 2011	September 30, 2011	September 30, 2011		Adjustments	Combined

NET REVENUES	$312	$277,670	$-		$-	$277,982
COST OF SALES	314	-	-		-	314
GROSS PROFIT	(2)	277,670	-		-	277,668
OPERATING EXPENSES:
Amortization	-	-	-	(2)(3)(4)	68,472	293,222
			-	(6)(7)(8)(9)	224,750
Consulting fees	13,913	-	-		-	13,913
Payroll expenses and contract labor	-	198,804	284,646		-	483,450
Payroll expenses - officers	-	-	138,120		-	138,120
Professional fee	59,335	-	687,160		-	746,495
Rent expenses	21,489	114,448	32,772		-	168,709
Research and development expense	-	-	237,368		-	237,368
Selling and marketing expense	-	99,829	176,950		-	276,779
General and administrative	14,447	109,401	315,610		-	439,458

Total Operating Expenses	109,184	522,482	1,872,626		293,222	2,797,514

LOSS FROM OPERATIONS	(109,186)	(244,812)	(1,872,626)		(293,222)	(2,519,846)
OTHER (INCOME) EXPENSE:
Interest expense	-	-	2,665		-	2,665
Interest expense - related party	-	1,857	-		-	1,857
Other (income) expense	-	7,948	-		-	7,948
Other (income) expense, net	-	9,805	2,665		-	12,470

LOSS BEFORE INCOME TAX PROVISION AND NONCONTROLLING INTEREST	(109,186)	(254,617)	(1,875,291)		(293,222)	(2,532,316)
INCOME TAX PROVISION	-	-	-		-	-
LOSS BEFORE NONCONTROLLING INTEREST	(109,186)	(254,617)	(1,875,291)		(293,222)	(2,532,316)
NONCONTROLLING INTEREST	-	-	-			-
NET LOSS	$(109,186)	$(254,617)	$(1,875,291)		$(293,222)	$(2,532,316)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)				$(0.02)	$(0.09)
Weighted average common shares outstanding - basic and diluted	13,125,860			(1)	7,300,000	20,425,860
	-			(5)	7,686,797	7,686,797
	13,125,860				14,986,797	28,112,657

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fair value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fair value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fair value of non-compete agreements over the estimated useful lives of three (3) years.

(5)	To reflect issuance of 7,686,797 shares of WCUI's common stock to the stockholders of PSI for the acquisition of all of the issued and outstanding common stock of PSI upon acquisition of PSI.
(6)	To amortize the fair value of trade mark - Psoria-Shield over the estimated useful life of seven (7) years.
(7)	To amortize the fair value of trade mark - Psoria-Light over the estimated useful life of seven (7) years.
(8)	To amortize the fair value of acquired technology over the estimated useful life of 20 years.
(9)	To amortize the fair value of non-compete agreement over the estimated useful life of four (4) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

CNS Wellness Florida, LLC

and

Psoria-Shield Inc.

As of and for the nine months ended June 30, 2012

and

As of and for the fiscal year ended September 30, 2011

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

Note 1 - Organization and Operations

Wellness Center USA, Inc.

Wellness Center USA, Inc. ("WCUI" or the “Company”) was incorporated on September 30, 2010 under the laws of the State of Nevada. The Company engages in online sports and nutrition supplements marketing and distribution.

Acquisition of CNS Wellness Florida, LLC

On May 30, 2012, Wellness Center USA, Inc. (“WCUI” or the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the limited liability company interests in CNS-Wellness Florida, LLC (“CNS”), a Tampa, Florida-based cognitive neuroscience company specializing in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems.

On August 2, 2012, the Company consummated the Exchange Agreement and acquired all of the issued and outstanding limited liability company interests in CNS for and in consideration of the issuance of 7.3 million shares of the Company’s common stock pursuant to the Exchange Agreement.   The 7.3 million common shares issued in connection with the share exchange represent 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement.  CNS is now operated as a wholly-owned subsidiary of the Company.

CNS Wellness Florida, LLC, the Successor of Cognitive Neuro Sciences, Inc.

Cognitive Neuro Sciences, Inc., (the ''CNS Predecessor") was incorporated on March 14, 2006 under the laws of the State of Florida. The CNS Predecessor specialized in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems. On May 26, 2009, the stockholders of CNS Predecessor decided to dissolve CNS Predecessor and form a Limited Liability Company (“LLC”) to carry-on the business of CNS Predecessor.

CNS Wellness Florida, LLC (“CNS”) was formed on May 26, 2009 under the laws of the State of Florida. The sole purpose of CNS was to carry-on the business of CNS Predecessor in the form of an LLC. The assets and liabilities of CNS Predecessor were carried forward to CNS and recorded at the historical cost on the date of conversion.

Acquisition of Psoria-Shield Inc.

On June 21, 2012, the Company entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the issued and outstanding shares of capital stock in Psoria-Shield Inc. (“PSI”), a Tampa, Florida-based developer and manufacturer of Ultra Violet ("UV") phototherapy devices for the treatment of skin diseases, for and in consideration of the issuance of 7,686,797 shares of common stock in the Company.

On August 24, 2012, the Company consummated the share exchange and acquired all of the issued and outstanding shares of stock in PSI for and in consideration of the issuance of 7,686,797 shares of its common stock pursuant to the Exchange Agreement.  The 7,686,797 common shares issued in connection with the share exchange represent 25.3% of the 30,354,070 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement. PSI is now operated as a wholly-owned subsidiary of the Company.

Psoria-Shield Inc.

Psoria-Shield Inc. (“PSI”) was incorporated on June 17, 2009 under the laws of the State of Florida. PSI engages in the business of research and development, manufacturing, and marketing and distribution of Ultra Violet ("UV") phototherapy devices for the treatment of skin diseases.

NOTE 2

 - Basis of Pro Forma Presentation

Business Combinations

The Company applies Topic 805 “Business Combinations” of the FASB Accounting Standards Codification (formerly Statement of Financial Accounting Standards No. 141 (R) “Business Combinations” (“SFAS No. 141(R)”)) for transactions that represent business combinations to be accounted for under the acquisition method.  Pursuant to ASC Paragraph 805-10-25-1 in order for a transaction or other event to be considered as a business combination it is required that the assets acquired and liabilities assumed constitute a business. Upon determination of transactions representing business combinations the Company then (i) identifies the accounting acquirer; (ii) identifies and estimates the fair value of the identifiable tangible and intangible assets acquired, separately from goodwill; (iii) estimates the business enterprise value of the acquired entities; (iv) allocates the purchase price of acquired entities to the tangible and intangible assets acquired and liabilities assumed, based on their estimated fair values at the date of acquisition.  The excess of the liabilities assumed and the purchase price over the assets acquired was recorded as goodwill and the excess of the assets acquired over the liabilities assumed and the purchase price was recorded as a gain from bargain purchase.

Acquisition of CNS Wellness Florida, LLC

Identification of the Accounting Acquirer

The Company used the existence of a controlling financial interest to identify the acquirer—the entity that obtains control of the acquiree in accordance with ASC paragraph 805-20-25-5 and identifies the acquisition date, which is the date on which it obtains control of the acquiree in accordance with ASC paragraph 805-20-25-6.  The management of the Company specifically addressed (i) the ownership interest of each party after the acquisition; (ii) the members of the board of directors from both companies; and (iii) senior management from both companies and determined that Wellness Center USA, Inc. was the accounting acquirer for the merger between Wellness Center USA, Inc. and CNS Wellness Florida, LLC.

The specific control factors considered to determine which entity was the accounting acquirer are as follows:

(i) The ownership interest of each party after the acquisition

WCUI's common shares issued and outstanding prior to CNS acquisition	15,367,273	67.8%

WCUI's common shares issued to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS	7,300,000	32.2%

	22,667,273	100.0%

(ii) The members of the board of directors from both companies

The members of the board of directors from WCUI prior to CNS acquisition	3	60.0%

The members of the board of directors from CNS upon acquisition of CNS	2	40.0%

	5	100.0%

(iii) Senior management from both companies

Senior management from WCUI prior to CNS acquisition	1	100.0%

Senior management from CNS upon acquisition of CNS	-	-%

	1	100.0%

Intangible Assets Identification, Estimated Fair Value and Useful Lives

With the assistance of the third party valuation firm, the Company identified certain separate recognizable intangible assets that possessed economic value, estimated their fair values and related useful lives of CNS at the date of acquisition as follows:

	Estimated Useful Life (Years)	August 2, 2012

Trademark/Trade Name	9	$110,000

Unpatented Technology	20	325,000

Non-Competition Agreement	3	120,000

Total Recognized Intangible Assets		$555,000

Business Enterprise Valuation

With the assistance of the third party valuation firm, the Company estimated the indicated value of the total invested operating capital of CNS at the date of acquisition utilizing the income approach – discounted cash flows method, was $3,100,000, as follows:

August 2, 2012

Present Value of Debt-Free Net Cash Flow - Forecast Period	$807,921

Present Value of Debt-Free Net Cash Flow - Residual Period	2,287,246

Present Value of Debt-Free Net Cash Flow – Total	3,095,167

Value Indication Income Approach - Discounted Net Cash Flow Method (Rounded)	$3,100,000

Allocation of Purchase Price

The purchase price of CNS has been allocated to the tangible and intangible assets acquired and liabilities assumed, and any non-controlling interest in the CNS based on their estimated fair values at the date of acquisition as follows:

	Book Value	Fair Value Adjustment	Fair Market Value

Cash	$11,713	$-	$11,713

Property and equipment	18,459		18,459

Trade mark	-	110,000	110,000

Unpatented technology	-	325,000	325,000

Non-compete agreements	-	120,000	120,000

Goodwill	323,045	2,545,000	2,868,045

Security deposits	36,939		36,939

Accounts payable	(41,957)		(41,957)

Accrued interest - related party	(3,516)		(3,516)

Credit cards payable	(66,008)		(66,008)

Payroll liability	(2,709)		(2,709)

Current portion of deferred rent	(11,363)		(11,363)

Advances from related parties	(196,208)		(196,208)

Note payable - related party	(37,139)		(37,139)

Deferred rent, net of current portion	(31,256)		(31,256)

Total	-	3,100,000	3,100,000

Non-controlling interest	(-)	-	(-)

Purchase price	$-	$3,100,000	$3,100,000

Acquisition of Psoria-Shield Inc.

Identification of the Accounting Acquirer

The Company used the existence of a controlling financial interest to identify the acquirer—the entity that obtains control of the acquiree in accordance with ASC paragraph 805-20-25-5 and identifies the acquisition date, which is the date on which it obtains control of the acquiree in accordance with ASC paragraph 805-20-25-6.  The management of the Company specifically addressed (i) the ownership interest of each party after the acquisition; (ii) the members of the board of directors from both companies; and (iii) senior management from both companies and determined that Wellness Center USA, Inc. was the accounting acquirer for the merger between Wellness Center USA, Inc. and Psoria-Shield Inc.

The specific control factors considered to determine which entity was the accounting acquirer are as follows:

(i) The ownership interest of each party after the acquisition

WCUI's common shares issued and outstanding prior to PSI acquisition	22,667,273	74.7%

WCUI's common shares issued to the stockholders of PSI for the acquisition of all of the issued and outstanding common stock of PSI upon acquisition of PSI	7,686,797	25.3%

	22,667,273	100.0%

(ii) The members of the board of directors from both companies

The members of the board of directors from WCUI prior to PSI acquisition	5	83.3%

The members of the board of directors from PSI upon acquisition of PSI	1	16.7%

	6	100.0%

(iii) Senior management from both companies

Senior management from WCUI prior to CNS acquisition	1	100.0%

Senior management from CNS upon acquisition of CNS	-	-%

	1	100.0%

Intangible Assets Identification, Estimated Fair Value and Useful Lives

With the assistance of the third party valuation firm, the Company identified certain separate recognizable intangible assets that possessed economic value, estimated their fair values and related useful lives of PSI at the date of acquisition as follows:

	Estimated Useful Life (Years)	August 24, 2012

Trademark - Psoria-Shield	7	$210,000

Trademark - Psoria-Light	6	$420,000

Unpatented Technology	20	2,095,000

Non-Competition Agreement	4	120,000

Total Recognized Intangible Assets		$2,845,000

Business Enterprise Valuation

With the assistance of the third party valuation firm, the Company estimated the indicated value of the total invested operating capital of PSI at the date of acquisition utilizing the income approach – discounted cash flows method, was $4,105,000, as follows:

August 24, 2012

Present Value of Debt-Free Net Cash Flow - Forecast Period	$2,205,360

Present Value of Debt-Free Net Cash Flow - Residual Period	1,899,261

Present Value of Debt-Free Net Cash Flow – Total	4,104,622

Value Indication Income Approach - Discounted Net Cash Flow Method (Rounded)	$4,105,000

Allocation of Purchase Price

The purchase price of PSI has been allocated to the tangible and intangible assets acquired and liabilities assumed, and any non-controlling interest in the PSI based on their estimated fair values at the date of acquisition as follows:

	Book Value	Fair Value Adjustment	Fair Market Value

Cash	$11,413	$-	$11,413

Inventories	12,694		12,694

Property and equipment	80,956		80,956

Exclusive licenses	4,562		4,562

Trade mark - Psoria-Shield	-	210,000	210,000

Trade mark - Psoria-light	-	420,000	420,000

Unpatented technology	-	2,095,000	2,095,000

Non-compete agreements	-	120,000	120,000

Goodwill	453,270	1,260,000	1,713,260

Security deposits	1,760		1,760

Accounts payable	(161,821)		(161,821)

Credit cards payable	(42,198)		(42,198)

Customer deposits	(25,000)		(25,000)

Accrued warranty	(9,600)		(9,600)

Current portion of long-term payable	(72,653)		(72,653)

Loan payable	(20,000)		(20,000)

Advances from stockholders	(233,994)		(233,994)

Total	-	4,105,000	4,105,000

Non-controlling interest	(-)	-	(-)

Purchase price	$-	$4,105,000	$4,105,000

Assumptions of Pro Forma Combined Financial Statements

The accompanying pro forma combined balance sheet as of June 30, 2012 and the pro forma combined statements of operations for the nine  months ended June 30, 2012 and for the fiscal year ended September 30, 2011 are based on the historical financial statements of the Company and CNS and PSI after giving effect to WCUI’s acquisition of CNS and PSI using the acquisition method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of September 30, 2011 for the balance sheet, and October 1, 2010 for statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had the Company, CNS and PSI been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company’s  historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 as filed with United States Securities and Exchange Commission (“SEC”) on December 13, 2011 and in its Quarterly Report on Form 10-Q for the interim period ended June  30, 2012 as filed with SEC on August 20, 2012; CNS’s historical financial statements included in the Amendment No. 1 to the Current Report on Form 8-K/A1 for the fiscal year ended September 30, 2011 and for the interim period ended June  30, 2012 as Exhibits as filed with SEC on October 23, 2012; and PSI’s historical financial statements included elsewhere in the Amendment No. 1 to the Current Report on Form 8-K/A1 for the fiscal year ended September 30, 2011 and for the interim period ended June  30, 2012 as Exhibits as filed with SEC herewith.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on October 1, 2010, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between WCUI and CNS and CNS since such amounts, if any, are not presently determinable.

NOTE 3

 - Pro Forma Adjustments

Acquisition of CNS Wellness Florida, LLC

The accompanying pro forma combined financial statements reflect the following pro forma adjustments:

1) To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

Common stock: $0.001 par value	(7,300)

Additional paid-in capital	(3,092,700)

Members' capital	(51,092)

Accumulated deficit	(266,877)

Trade mark	110,000

Acquired technology	325,000

Non-compete agreements	120,000

Goodwill	2,862,969

2) To amortize trade mark over the estimated useful life of nine (9) years.

Amortization	12,222

Accumulated amortization	(12,222)

3) To amortize acquired technology over the estimated useful life of 20 years.

Amortization	16,250

Accumulated amortization	(16,250)

4) To amortize non-compete agreements over the estimated useful lives of three (3) years.

Amortization	40,000

Accumulated amortization	(40,000)

Acquisition of Psoria-Shield Inc.

The accompanying pro forma combined financial statements reflect the following pro forma adjustments:

5) To reflect issuance of 7,686,797 shares of WCUI's common stock to the stockholders of PSI for the acquisition of all of the issued and outstanding common stock of PSI upon acquisition of PSI.

Common stock: $0.001 par value	(7,687)

Additional paid-in capital	(4,097,313)

Capital stock	2,093,964

Additional paid-in capital	1,239,952

Accumulated deficit	(3,818,002)

Trade mark - Psoria-Shield	210,000

Trade mark - Psoria-Light	420,000

Acquired technology	2,095,000

Non-compete agreements	120,000

Goodwill	1,744,086

6) To amortize trade mark - Psoria-Shield over the estimated useful life of seven (7) years.

Amortization	30,000

Accumulated amortization	(30,000)

7) To amortize trade mark - Psoria-Light over the estimated useful life of seven (7) years.

Amortization	60,000

Accumulated amortization	(60,000)

8) To amortize acquired technology over the estimated useful life of 20 years.

Amortization	104,750

Accumulated amortization	(104,750)

9) To amortize non-compete agreement over the estimated useful life of four (4) years.

Amortization	30,000

Accumulated amortization	(30,000)